UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 27, 2013

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-02	DT JET LEASING, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	27-1063772

333-169730-04	DRIVETIME SALES AND FINANCE COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0657074

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Sixth Supplemental Indenture and Supplement No. 3 to the Security Agreement

DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), and DT Acceptance Corporation, an Arizona corporation (“DTAC” and together with DTAG, the “Issuers”) are co-issuers, jointly and severally of the 12.625% Senior Secured Notes Due 2017 (the “Notes”) pursuant to the Indenture, dated as of June 4, 2010 (the “Indenture”) among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Trustee”) and are parties to the Security Agreement, dated as of June 4, 2010 (the “Security Agreement”) among DriveTime Car Sales Company, LLC, an Arizona limited liability company (“DTCS”) and the Trustee.
Pursuant to the Indenture and the Security Agreement, on September 27, 2013, the Issuers, Driver’s Seat, LLC (“Driver’s Seat”), a newly-formed wholly-owned subsidiary of DTCS, and the Trustee entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) whereby Driver’s Seat became a Guarantor under the Indenture and the Issuers, DTCS and Wells Fargo Bank, National Association entered into Supplement No. 3 (the “Supplement”) to the Security Agreement whereby Driver’s Seat became a party to the Security Agreement.
Joinder to Inventory Agreement

DTAG, DriveTime Sales and Finance Company, LLC, DTCS, and DriveTime Ohio Company, LLC, (each a “Borrower” and collectively the “Borrowers”) and Wells Fargo Bank, N.A., a national banking association (“WFBNA”), as the lead lender, and as the agent for the lenders, Santander Consumer USA Inc., an Illinois corporation, as a lender, and Manheim Automotive Financial Services, Inc., a Delaware corporation, as a lender are party to that certain Loan and Security Agreement, dated October 28, 2011 (the “Loan Agreement”). As described above, on September 10, 2013, Driver’s Seat was formed. Accordingly, on September 27, 2013, Driver’s Seat, the Borrowers and WFBNA entered into the Joinder Agreement (the “Joinder”) whereby Driver’s Seat became a Borrower under the Loan Agreement and the other Loan Documents and agreed to be bound by the terms of the Loan Agreement and the other Loan Documents.
The foregoing description of the Indenture, the Sixth Supplemental Indenture, the Security Agreement, the Supplement, the Loan Agreement and the Joinder is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indenture which is filed as Exhibit 4.1.1 to the Amendment No. 1 to the Form S-4 Registration Statement filed on October 19, 2010, the Sixth Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, the Security Agreement which is filed as Exhibit 4.1.3 to the Amendment No. 4 to the Form S-4 Registration Statement filed on February 3, 2011, the Supplement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K, the Loan Agreement, which is filed as Exhibit 10.5 to DTAG’s Quarterly Report on Form 10-Q filed on November 14, 2011 and the Joinder, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to RBS Warehouse

On September 30, 2013, DriveTime Automotive Group, Inc. and DriveTime Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse IV, LLC (“DT Warehouse IV”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 8 to the Loan and Servicing Agreement (the “RBS Amendment”), amending the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as Backup

Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders (the “RBS Loan and Servicing Agreement”).

The RBS Amendment revises certain definitions and adjusts certain financial tests and eligibility criteria under the RBS Loan and Servicing Agreement.
The foregoing description of the RBS Amendment and the RBS Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and the RBS Loan and Servicing Agreement, which is filed as Exhibit 10.11 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

Amendment to DB Warehouse

On October 2, 2013, DriveTime Automotive Group, Inc. and DT Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse, LLC (“DT Warehouse”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 3 to the Loan and Servicing Agreement (the “DB Amendment”), amending the Loan and Servicing Agreement, dated December 28, 2011, by and among DT Warehouse, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and Deutsche Bank AG, New York Branch, as Program Agent for the Conduit Lenders and Committed Lenders (the “DB Loan and Servicing Agreement”).

The DB Amendment revises certain definitions and adjusts certain financial tests and eligibility criteria under the DB Loan and Servicing Agreement.

The foregoing description of the DB Amendment and the DB Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference and the DB Loan and Servicing Agreement, which is filed as Exhibit 10.16 to Annual Report on Form 10-K for the period ended December 31, 2011 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1
Sixth Supplemental Indenture, dated September 27, 2013, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and Driver’s Seat, LLC

4.2
Supplement No. 3, dated September 27, 2013 to the Security Agreement dated as of June 4, 2010, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, DriveTime Car Sales Company, LLC and Wells Fargo Bank, National Association, as collateral agent for the Secured Parties

10.1
Joinder Agreement, dated September 27, 2013, among Driver’s Seat, LLC, DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DriveTime Ohio Company, LLC and Wells Fargo Bank, N.A., a national banking association, as the lead lender, and as the agent for the lenders

10.2
Amendment No. 8, dated September 30, 2013, to the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders

10.3
Amendment No. 3, dated December 28, 2011, to the Loan and Servicing Agreement, December 28, 2011, by and among DT Warehouse, DTCC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and Deutsche Bank AG, New York Branch, as Program Agent for the Conduit Lenders and Committed Lenders

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2013	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: October 3, 2013	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: October 3, 2013	DT JET LEASING, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: October 3, 2013	DRIVETIME SALES AND FINANCE COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President, Chief Executive Officer and Manager

Date: October 3, 2013	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: October 3, 2013	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

EXHIBIT INDEX

Exhibit No.	Description
4.1
Sixth Supplemental Indenture, dated September 27, 2013, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and Driver’s Seat, LLC

4.2
Supplement No. 2, dated September 27, 2013 to the Security Agreement dated as of June 4, 2010, among DriveTime Automotive Group, Inc., DT Acceptance Corporation, DriveTime Car Sales Company, LLC and Wells Fargo Bank, National Association, as collateral agent for the Secured Parties

10.1
Joinder Agreement, dated September 27, 2013, among Driver’s Seat, LLC, DriveTime Automotive Group, Inc., DriveTime Sales and Finance Company, LLC, DriveTime Car Sales Company, LLC, DriveTime Ohio Company, LLC and Wells Fargo Bank, N.A., a national banking association, as the lead lender, and as the agent for the lenders

10.2
Amendment No. 8, dated September 30, 2013, to the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, LLC, DT Credit Company, LLC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders

10.3
Amendment No. 3, dated December 28, 2011, to the Loan and Servicing Agreement, December 28, 2011, by and among DT Warehouse, DTCC, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto, and Deutsche Bank AG, New York Branch, as Program Agent for the Conduit Lenders and Committed Lenders